UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS

MAY 1, 2025

PACIFIC ADVISORY VARIABLE ANNUITY

Issued by Pacific Life & Annuity Company through Separate Account A of Pacific Life & Annuity Company

This updating summary prospectus summarizes certain key features of Pacific Advisory Variable Annuity, an individual flexible premium deferred variable annuity contract (the “Contract”). This prospectus also provides a summary of Contract features that have changed.

The prospectus for the Contract contains more information about the Contract, including the Contract’s features, benefits, and risks. You can find the current prospectus and other information about the Contract online at PacificLife.com/Prospectuses. You can also obtain this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

To view our latest Privacy Notice, please visit https://paclife.co/privacy-promise or contact (877) 722-7848 for additional information.

SPECIAL TERMS

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine death benefits, in the case of a Non-Natural Owner, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date annuity payments are scheduled to begin if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin. The maximum annuity date is dated in your Contract and is the latest date we will begin paying you an annuity income.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund is open for trading, and our administrative offices are open.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, the value of any other Investment Option added to the Contract by Rider or Endorsement.

Fund – An underlying fund that you may invest in through the Separate Account provided by a registered open-end management investment company; may also be referred to as a Variable Investment Option.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Variable Investment Option or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Purchase Payment (or “Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a qualified plan, qualifying for special tax treatment under the Code.

Separate Account A ( or the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Fund under this Contract that is part of the Separate Account.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Contract.

Underlying Funds

• The following were added as available Investment Options:

• Pacific Select Fund Bond Plus Portfolio

• Pacific Select Fund Emerging Markets Debt Portfolio

• Pacific Select Fund International Equity Bond Alpha Portfolio

• Pacific Select Fund Large-Cap Bond Alpha Portfolio

• Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio

• Pacific Select Fund QQQ Plus Bond Alpha Portfolio

• Pacific Select Fund Small-Cap Bond Alpha Portfolio

• The following were closed for investment to new and existing investors:

• PIMCO VIT Emerging Markets Bond Portfolio

• PIMCO VIT Long-Term US Government Portfolio

• Western Asset Management Core Plus VIT Portfolio

• Fee and performance information have been updated and are reflected in the Appendix: Investment Options Available Under the Contract and the Fees and Expenses table in this updating summary prospectus.

Living Benefit Riders

• For guaranteed minimum withdrawal benefit riders utilizing a rate sheet, a new Prospectus Rate Sheet Supplement with updated rider percentages for new Contract purchases was issued for the May 1, 2025 Statutory Prospectus and Initial Summary Prospectus. For rider percentages in effect for Contracts purchased before May 1, 2025, see the APPENDIX: HISTORICAL RIDER PERCENTAGES.

KEY INFORMATION

Important information you should consider about the Pacific Advisory individual flexible premium deferred variable annuity contract.

FEES, EXPENSES, AND ADJUSTMENTS		LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?	No. There is no withdrawal charge.	Overview of the Contract
Are There Transaction Charges?

No. Currently, we do not charge a transfer fee (transfers between Investment Options) but we reserve the right to charge a transfer fee in the future and may charge $25 for each transfer above 25 transfers in a calendar year. There are no other transaction charges under this Contract (for example, sales loads, or wire transfer fees).

Advisory fees and other charges may be deducted from Contract Value to pay your financial intermediary.

Fee Tables Withdrawals – Optional Withdrawals – Withdrawals to Pay Advisory Fees
Are There Ongoing Fees	Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for	Fee Tables

FEES, EXPENSES, AND ADJUSTMENTS				LOCATION IN PROSPECTUS
and Expenses?

information about the specific fees you will pay each year based on the options you have elected. Advisory fees for services provided by your financial professional taken from your Contract Value or other assets and are not reflected in the Annual Fees below. If such fees were reflected, the annual costs of your Contract would be higher.

Charges, Fees and Adjustments

Withdrawals – Optional Withdrawals – Withdrawals to Pay Advisory Fees

Appendix: Investment Options Available Under the Contract

Charges, Fees and Adjustments – Living Benefit Rider Charges

Charges, Fees and Adjustments – Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	0.45%[1]	0.45% [1]
	2. Portfolio Company fees and expenses	0.03% [2]	2.43%[2]
	3. Optional Benefits (for a single optional benefit, if elected)	0.15%[3]	1.35%[3]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $457.97	Highest Annual Cost: $3,664.78

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of base Contract and Fund fees and expenses

• No optional benefits

• No sales charges or advisory fees

• No additional purchase payments, transfers, or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

• No sales charges or advisory fees

• No additional purchase payments, transfers, or withdrawals

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge, the Administrative Fee, and the Investment Platform Fee.

2 As a percentage of Fund net assets.

3 As a percentage of the Protected Payment Base (for an optional living benefit) and average daily Variable Account Value (for an optional death benefit).

RISKS		LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including 100% loss of principal and previous earnings.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?

No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Amounts withdrawn from the Contract may result in taxes and tax penalties.

The benefits of tax deferral, long-term income, and living benefits are generally more beneficial to investors with a long-term investment horizon.

Principal Risks of Investing in the Contract

RISKS	LOCATION IN PROSPECTUS
What Are the Risks Associated with the Investment Options?

An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract (e.g. Funds).

Each Investment Option will have its own unique risks.

You should review, working with your financial professional, the Investment Options before making an investment decision.

Principal Risks of Investing in the Contract Appendix: Investment Options Available Under the Contract
What Are the Risks Related to the Insurance Company?

Investment in the Contract is subject to the risks related to us, and any obligations, guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling (800) 748-6907 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Contract

RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investment Options?

Yes. Not all Variable Investment Options may be available to you.

Transfers between Variable Investment Options are limited to 25 each calendar year. Transfers to or from a Variable Investment Option can only be made beginning on the eighth calendar day following the last transfer to or from the same Variable Investment Option. Additional Fund transfer restrictions apply, such as transfer restrictions imposed by the Funds.

Certain Funds may stop accepting additional investments into the Fund or a Fund may liquidate. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transfers and Market-Timing Restrictions Additional Information-Changes to All Contracts Appendix: Investment Options Available Under the Contract

RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Any Restrictions on Contract Benefits?

Yes. Certain optional living benefits limit or restrict the Investment Options that you may select under the Contract. We may change these limits or restrictions in the future.

Withdrawals that exceed withdrawal limits specified by an optional living benefit may affect the availability of the benefit, by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

We may stop offering an optional living benefit or optional death benefit at any time, including for current Contract Owners who have not yet purchased the rider.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider and, as a result, we will not accept Purchase Payments for your Contract. If we exercise that right, you will not be able to increase protected amounts or your Contract Value through additional Purchase Payments.

The optional death and/or living benefits may not be available through your financial professional or your state. You may obtain information about the optional benefits that are available to you by contacting your financial professional.

If you elect to pay advisory fees from Contract Value, advisory fee withdrawals may significantly reduce the death benefit and other guaranteed benefits, potentially by more than the amount withdrawn and could terminate a living benefit, and may be subject to taxes and tax penalties.

Death Benefits and Optional Death Benefit Riders Death Benefit Riders Living Benefit Riders Withdrawals Appendix: Investment Options Available Under the Contract

TAXES	LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Withdrawals will be subject to ordinary income tax and may be subject to a tax penalty if you take a withdrawal before age 59½.

Federal Tax Issues Principal Risks of Investing in the Contract – Tax Consequences

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling this Contract to you in the form of advisory fees, additional payments, non-cash compensation, and/or reimbursement of expenses. These financial professionals may have a financial incentive to offer or recommend this Contract over another investment.

Distribution Arrangements
Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own.

You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Replacement of Life Insurance or Annuities

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://pacificlife.onlineprospectus.net/pacificlife/products/. You can also request this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See the Living Benefit Investment Allocation Requirements section after the Fund table below.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge, such as the Investment Platform Fee. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 1; Capital Research and Management Company℠	0.29%	16.73%	8.59%	8.59%
The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. Secondary objective is to provide growth of capital.	American Funds IS Capital Income Builder® Class 1; Capital Research and Management Company℠	0.28%[1]	10.45%	6.28%	5.70%
Provide, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds IS Capital World Bond Fund Class 1; Capital Research and Management Company℠	0.48%	-2.76%	-2.16%	0.16%
Provide long-term growth of capital while providing current income.	American Funds IS Capital World Growth and Income Fund Class 1; Capital Research and Management Company℠	0.42%[1]	14.24%	7.55%	8.71%
Provide long-term growth of capital.	American Funds IS Global Growth Fund Class 1; Capital Research and Management Company℠	0.41%[1]	13.94%	10.04%	11.02%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide growth of capital.	American Funds IS Growth Fund Class 1; Capital Research and Management Company℠	0.34%	31.96%	19.12%	16.88%
Achieve long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 1; Capital Research and Management Company℠	0.28%	24.55%	13.30%	12.49%
Provide long-term growth of capital.	American Funds IS International Fund Class 1; Capital Research and Management Company℠	0.53%	3.40%	1.48%	4.27%
Provide long-term growth of capital while providing current income.	American Funds IS International Growth and Income Fund Class 1; Capital Research and Management Company℠	0.56%	3.64%	2.79%	4.25%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	American Funds IS Managed Risk Asset Allocation Fund Class P1; Capital Research and Management Company℠	0.65%	14.90%	5.56%	6.14%
Provide long-term capital appreciation.	American Funds IS New World Fund® Class 1; Capital Research and Management Company℠	0.57%[1]	6.86%	4.80%	6.49%
Provide as high a level of current income as is consistent with the preservation of capital.	American Funds IS The Bond Fund of America Class 1; Capital Research and Management Company℠	0.23%[1]	1.50%	0.57%	1.93%
Provide a high level of current income consistent with prudent investment risk and preservation of capital.	American Funds IS U.S. Government Securities Fund Class 1; Capital Research and Management Company℠	0.25%[1]	0.99%	0.39%	1.36%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds IS Washington Mutual Investors Fund Class 1; Capital Research and Management Company℠	0.25%[1]	19.40%	12.47%	10.54%
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund Class I; BlackRock Advisors, LLC	0.32%[1]	11.64%	7.14%	6.74%
Seeks long-term total return and current income.	BlackRock Equity Dividend V.I. Fund Class I; BlackRock Advisors, LLC	0.67%[1]	10.06%	8.27%	9.07%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class I; BlackRock Advisors, LLC	0.77%[1]	9.23%	6.01%	5.59%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield V.I. Fund Class I; BlackRock Advisors, LLC	0.54%[1]	8.26%	4.42%	5.00%
Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock S&P 500 Index V.I. Fund Class I; BlackRock Advisors, LLC	0.14%	24.83%	14.38%	12.89%
Seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of fund expenses.	BlackRock Small Cap Index V.I. Fund Class I; BlackRock Advisors, LLC	0.22%[1]	11.31%	7.24%	7.61%
Maximize total return, consistent with income generation and prudent investment management.	BlackRock Total Return V.I. Fund Class I; BlackRock Advisors, LLC	0.47%[1]	1.38%	-0.21%	1.42%
Achieve long-term capital appreciation.	Dimensional VA Equity Allocation Portfolio Institutional Class (formerly DFA VA Equity Allocation Portfolio Institutional Class); Dimensional Fund Advisors, LP	0.31%[1]	15.10%	10.74%	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.	Dimensional VA Global Bond Portfolio Institutional Class (formerly DFA VA Global Bond Portfolio Institutional Class); Dimensional Fund Advisors, LP	0.21%	5.38%	0.81%	1.53%
Seeks total return consisting of capital appreciation and current income.	Dimensional VA Global Moderate Allocation Portfolio Institutional Class (formerly DFA VA Global Moderate Allocation Portfolio Institutional Class); Dimensional Fund Advisors, LP	0.28%[1]	11.99%	7.77%	6.95%
Seeks to achieve long-term capital appreciation.	Dimensional VA International Small Portfolio Institutional Class (formerly DFA VA International Small Portfolio Institutional Class); Dimensional Fund Advisors, LP	0.39%	3.82%	4.11%	5.91%
Seeks to achieve long-term capital appreciation.	Dimensional VA International Value Portfolio (formerly DFA VA International Value Portfolio); Dimensional Fund Advisors, LP	0.28%	6.62%	7.08%	5.62%
Achieve a stable real return in excess of the rate of inflation with a minimum of risk.	Dimensional VA Short-Term Fixed Portfolio Institutional Class (formerly DFA VA Short-Term Fixed Portfolio Institutional Class); Dimensional Fund Advisors, LP	0.12%	5.48%	1.91%	1.57%
Achieve long-term capital appreciation.	Dimensional VA U.S. Large Value Portfolio Institutional Class (formerly DFA VA U.S. Large Value Portfolio Institutional Class); Dimensional Fund Advisors, LP	0.21%	13.38%	8.43%	8.52%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Achieve long-term capital appreciation.	Dimensional VA U.S. Targeted Value Portfolio Institutional Class (formerly DFA VA U.S. Targeted Value Portfolio Institutional Class); Dimensional Fund Advisors, LP	0.28%	8.14%	12.55%	9.46%
Seeks capital appreciation.	Fidelity VIP Consumer Discretionary Portfolio Initial Class; Fidelity Management & Research Company LLC	0.61%	24.71%	13.48%	12.29%
Seeks long-term capital appreciation.	Fidelity VIP Contrafund® Portfolio Initial Class; Fidelity Management & Research Company LLC	0.56%	33.79%	17.04%	13.62%
Seeks capital appreciation.	Fidelity VIP Energy Portfolio Initial Class; Fidelity Management & Research Company LLC	0.60%	4.30%	12.41%	4.45%
Seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies.	Fidelity VIP Extended Market Index Portfolio Initial Class; Fidelity Management & Research Company LLC	0.13%	12.31%	8.80%	N/A
Seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio Initial Class; Fidelity Management & Research Company LLC	0.57%	38.89%	18.76%	18.22%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio Initial Class; Fidelity Management & Research Company LLC	0.09%	24.90%	14.40%	12.99%
Seeks a high level of current income as is consistent with the preservation of capital.	Fidelity VIP Investment Grade Bond Portfolio Initial Class; Fidelity Management & Research Company LLC	0.38%	1.79%	0.46%	1.93%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Fidelity VIP Value Strategies Portfolio Initial Class; Fidelity Management & Research Company LLC	0.59%	9.40%	12.20%	9.64%
Seeks to capital appreciation.	Fidelity® VIP Emerging Markets Portfolio Initial Class; Fidelity Management & Research Company LLC	0.88%	10.04%	4.35%	6.05%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Initial Class; Fidelity Management & Research Company LLC	0.25%	5.10%	2.33%	1.62%
To maximize income while maintain prospects for capital appreciation.	Franklin Income VIP Fund Class 1; Franklin Advisers, Inc.	0.47%[1]	7.46%	5.55%	5.53%
Capital Appreciation. Its secondary goal is income.	Franklin Mutual Shares VIP Fund Class 1; Franklin Mutual Advisers, LLC	0.69%	11.50%	6.01%	6.10%
Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Rising Dividends VIP Fund Class 1; Franklin Advisers, Inc.	0.63%[1]	11.04%	10.57%	10.72%
Long-term total return.	Franklin Small Cap Value VIP Fund Class 1; Franklin Mutual Advisers, LLC	0.65%[1]	12.01%	8.63%	8.44%
Long-term capital growth.	Franklin Small-Mid Cap Growth VIP Fund Class 1; Franklin Advisers, Inc.	0.83%[1]	11.31%	10.03%	9.60%
High level of current income. A secondary goal is long-term capital appreciation.	Franklin Strategic Income VIP Fund Class 1; Franklin Advisers, Inc.	0.79%[1]	4.32%	1.44%	2.24%
Seeks long-term capital appreciation.	Goldman Sachs VIT Large Cap Value Fund Institutional Shares; Goldman Sachs Asset Management, L.P.	0.70%[1]	17.05%	9.83%	8.00%
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund Institutional Shares; Goldman Sachs Asset Management, L.P.	0.82%[1]	12.36%	9.85%	7.98%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Goldman Sachs VIT Strategic Growth Fund Institutional Shares; Goldman Sachs Asset Management, L.P.	0.71%[1]	32.27%	16.76%	14.90%
Seeks total return while seeking to provide volatility management.	Goldman Sachs VIT Trend Driven Allocation Fund Institutional Shares; Goldman Sachs Asset Management, L.P.	0.71%[1]	12.01%	5.02%	4.41%
Seeks capital appreciation.	Invesco Oppenheimer V.I. International Growth Fund Series I; Invesco Advisers, Inc.	1.00%[1]	-1.67%	3.04%	4.41%
Long-term capital appreciation.	Invesco V.I. American Value Fund Series I; Invesco Advisers, Inc.	0.89%	30.41%	13.69%	9.12%
Total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund Series I; Invesco Advisers, Inc.	0.81%[1]	3.88%	2.75%	3.83%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund Series I; Invesco Advisers, Inc.	0.85%	24.23%	10.21%	11.57%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund Series I; Invesco Advisers, Inc.	0.90%	0.62%	3.23%	4.36%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® Series I; Invesco Advisers, Inc.	0.86%	12.69%	10.49%	9.00%
Long-term growth of capital.	Invesco V.I. Technology Fund Series I; Invesco Advisers, Inc.	0.97%	34.27%	14.65%	14.39%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio Institutional Shares; Janus Henderson Investors US LLC	0.62%	15.43%	8.33%	8.66%
Long-term growth of capital.	Janus Henderson Enterprise Portfolio Institutional Shares; Janus Henderson Investors US LLC	0.72%	15.61%	9.88%	12.40%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Standard Class II; Lincoln Financial Investments Corporation ("LFI")	0.47%[1]	1.82%	1.47%	1.98%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Standard Class II; Lincoln Financial Investments Corporation ("LFI")	0.86%[1]	8.73%	4.47%	7.29%
Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	LVIP JPMorgan Core Bond Fund Standard Class; Lincoln Investment Advisors Corporation.	0.47%	1.72%	4.00%	1.49%
Seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.	LVIP JPMorgan Mid Cap Value Fund Standard Class; Lincoln Investment Advisors Corporation.	0.73%	14.29%	8.70%	7.98%
Seeks capital appreciation.	MFS International Growth Portfolio – Initial Class; Massachusetts Financial Services Company	0.88%[1]	9.00%	6.12%	7.83%
Seeks capital appreciation.	MFS® New Discovery Series – Initial Class; Massachusetts Financial Services Company	0.87%[1]	6.72%	4.96%	9.19%
Seeks total return.	MFS® Utilities Series – Initial Class; Massachusetts Financial Services Company	0.79%[1]	11.66%	5.88%	6.29%
Seeks capital appreciation.	MFS® Value Series – Initial Class; Massachusetts Financial Services Company	0.69%[1]	11.61%	8.03%	8.63%
Seeks capital appreciation.	Pacific Select Fund Bond Plus Portfolio Class P; Pacific Life Fund Advisors, LLC	0.44%[1]	N/A	N/A	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class P; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC)	0.83%[1]	7.09%	1.00%	3.35%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.59%[1]	14.11%	N/A	N/A
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Portfolio Class P; Pacific Life Fund Advisors LLC	0.59%[1]	12.40%	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class P; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.72%	8.39%	6.00%	5.18%
Seeks to provide capital appreciation.	Pacific Select Fund Hedged Equity Portfolio Class P; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.65%	18.11%	N/A	N/A
Seeks capital appreciation.	Pacific Select Fund International Equity Plus Bond Alpha Portfolio Class P; Pacific Life Fund Advisors, LLC	0.46%[1]	N/A	N/A	N/A
Seeks capital appreciation.	Pacific Select Fund Large-Cap Plus Bond Alpha Portfolio Class P; Pacific Life Fund Advisors, LLC	0.44%[1]	N/A	N/A	N/A
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio Class P (formerly called Pacific Select Fund Mid-Cap Equity Portfolio Class P); Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.46%[1]	15.18%	10.46%	10.48%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high, long-term growth of capital.	Pacific Select Fund Pacific Dynamix – Aggressive Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	N/A	N/A	N/A
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	8.75%	4.60%	N/A
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	14.12%	8.22%	N/A
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	12.35%	6.84%	N/A
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund PSF Avantis Balanced Allocation Portfolio Class P; Pacific Life Fund Advisors LLC	0.45%	11.82%	6.63%	7.12%
Seeks capital appreciation.	Pacific Select Fund QQQ Plus Bond Alpha Portfolio Class P; Pacific Life Fund Advisors, LLC	0.40%[1]	N/A	N/A	N/A
Seeks capital appreciation.	Pacific Select Fund Small-Cap Plus Bond Alpha Portfolio Class P; Pacific Life Fund Advisors, LLC	0.49%[1]	N/A	N/A	N/A
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Emerging Markets Bond Portfolio Institutional Class[2]; Pacific Investment Management Company, LLC	1.13%	7.69%	1.08%	3.53%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Long-Term U.S. Government Portfolio Institutional Class[2]; Pacific Investment Management Company, LLC	2.43%	-5.87%	-4.78%	-0.58%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio Institutional Class; Pacific Investment Management Company, LLC	0.52%	4.65%	1.23%	1.43%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio Institutional Class; Pacific Investment Management Company, LLC	0.64%	2.69%	0.12%	1.69%
Track the total return of the S&P 500 Index.	Schwab S&P 500 Index Portfolio; Charles Schwab Investment Management, Inc.	0.03%	24.95%	14.47%	13.01%
Seeks to provide long-term capital growth. Income is a secondary objective.	T. Rowe Price Blue Chip Growth Portfolio; T. Rowe Price Associates, Inc.	0.74%	35.51%	14.46%	14.77%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Equity Income Portfolio; T. Rowe Price Associates, Inc.	0.73%	11.70%	8.48%	8.27%
Seeks long-term capital appreciation.	T. Rowe Price Health Sciences Portfolio; T. Rowe Price Associates, Inc.	0.85%	1.66%	6.08%	8.47%
Long-term capital growth.	Templeton Foreign VIP Fund Class 1; Templeton Investment Counsel, LLC	0.81%[1]	-0.79%	2.86%	2.64%
High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.	Templeton Global Bond VIP Fund Class 1; Franklin Advisers, Inc.	0.50%[1]	-11.13%	-4.60%	-1.79%
Seeks capital appreciation.	TOPS Aggressive Growth ETF Portfolio Class 1; ValMark Advisers, Inc.	0.29%	12.21%	8.51%	8.40%
Seeks income and capital appreciation.	TOPS Balanced ETF Portfolio Class 1; ValMark Advisers, Inc.	0.30%	7.04%	4.93%	5.09%
Seeks to preserve capital and provide moderate income and moderate capital appreciation.	TOPS Conservative ETF Portfolio Class 1; ValMark Advisers, Inc.	0.31%	6.22%	4.00%	4.03%
Seeks capital appreciation.	TOPS Growth ETF Portfolio Class 1; ValMark Advisers, Inc.	0.30%	11.09%	7.65%	7.52%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	TOPS Managed Risk Balanced ETF Portfolio Class 1; ValMark Advisers, Inc.	0.51%	6.38%	3.49%	3.80%
Seeks capital appreciation with less volatility than the equity markets as a whole.	TOPS Managed Risk Growth ETF Portfolio Class 1; ValMark Advisers, Inc.	0.50%	7.91%	4.37%	4.23%
Seeks capital appreciation with less volatility than the equity markets as a whole.	TOPS Managed Risk Moderate Growth ETF Portfolio Class 1; ValMark Advisers, Inc.	0.50%	7.89%	4.14%	4.25%
Seeks capital appreciation.	TOPS Moderate Growth ETF Portfolio Class 1; ValMark Advisers, Inc.	0.29%	8.99%	6.32%	6.38%
Seeks to provide long-term capital appreciation and reasonable current income.	Vanguard VIF Balanced Portfolio; Wellington Management Company LLP	0.20%	14.80%	8.18%	8.37%
Seeks to provide long-term capital appreciation.	Vanguard VIF Capital Growth Portfolio; PRIMECAP Management Company	0.34%	13.41%	11.86%	12.37%
Seeks to provide current income and low to moderate capital appreciation.	Vanguard VIF Conservative Allocation Portfolio; The Vanguard Group, Inc.	0.13%	7.49%	4.04%	4.90%
Seeks to provide long-term capital appreciation and income.	Vanguard VIF Diversified Value Portfolio; Barrow, Hanley, Mewhinney & Strauss, LLC	0.28%	14.89%	12.24%	9.76%
Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.	Vanguard VIF Equity Income Portfolio; Wellington Management Company LLP	0.29%	15.12%	9.85%	9.89%
Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	Vanguard VIF Equity Index Portfolio; The Vanguard Group, Inc.	0.14%	24.84%	14.36%	12.95%
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.	Vanguard VIF Global Bond Index Portfolio; The Vanguard Group, Inc.	0.13%	2.03%	-0.23%	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation.	Vanguard VIF Growth Portfolio; Wellington Management Company LLP	0.34%	33.14%	15.96%	14.67%
Seeks to provide a high level of current income.	Vanguard VIF High Yield Bond Portfolio; Wellington Management Company LLP	0.24%	6.30%	3.37%	4.53%
Seeks to provide long-term capital appreciation.	Vanguard VIF International Portfolio; Ballie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.31%	9.01%	6.27%	8.40%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard VIF Mid-Cap Index Portfolio; The Vanguard Group, Inc.	0.17%	15.08%	9.70%	9.41%
Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard VIF Moderate Allocation Portfolio; The Vanguard Group, Inc.	0.13%	10.32%	6.06%	6.52%
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.	Vanguard VIF Real Estate Index Portfolio; The Vanguard Group, Inc.	0.26%	4.74%	2.84%	4.99%
Seeks to provide current income while maintaining limited price volatility.	Vanguard VIF Short-Term Investment Grade Portfolio; The Vanguard Group, Inc.	0.14%	4.89%	1.97%	2.24%
Seeks to track the performance of a broad, market-weighted bond index.	Vanguard VIF Total Bond Market Index Portfolio; The Vanguard Group, Inc.	0.14%	1.24%	-0.39%	1.25%
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.	Vanguard VIF Total International Stock Market Index Portfolio; The Vanguard Group, Inc.	0.11%	5.06%	4.23%	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	Vanguard VIF Total Stock Market Index Portfolio; The Vanguard Group, Inc.	0.13%	23.71%	13.67%	12.37%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.	Western Asset Core Plus VIT Portfolio Class I3; Legg Mason Partners Fund Advisor, LLC	0.52%	-0.42%	-1.16%	1.47%

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

2Effective December 2, 2024, transfer requests and premium allocations designated to the the PIMCO VIT Emerging Markets Bond, PIMCO VIT Long-Term US Government, Investment Options will no longer be accepted.

3Effective December 2, 2024, transfer requests and premium allocations designated to all Western Asset Management VIT Portfolios will no longer be accepted.

LIVING BENEFIT INVESTMENT ALLOCATION REQUIREMENTS

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider, you must allocate your entire Contract Value the Investment Options we make available for these Riders. You may allocate your Contract Value 100% among the allowable Investment Options.

Currently, the allowable Investment Options are as follows:

Allowable Investment Options
American Funds IS Asset Allocation Fund	PSF Avantis Balanced Allocation Portfolio
BlackRock 60/40 Target Allocation ETF V.I. Fund	PSF ESG Diversified Portfolio
BlackRock Global Allocation V.I. Fund	PSF Hedged Equity Portfolio
Invesco V.I. Balanced-Risk Allocation Fund	TOPS Balanced ETF Portfolio
Janus Henderson Balanced Portfolio	TOPS Conservative ETF Portfolio
Pacific Dynamix – Conservative Growth Portfolio	Vanguard VIF Balanced Portfolio
Pacific Dynamix – Moderate Growth Portfolio	Vanguard VIF Conservative Allocation Portfolio

You may transfer your entire Contract Value between allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your rider may terminate.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract.

We reserve the right to add or remove allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions). If you already invested in an allowable Investment Option, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

Our right to add or remove allowable asset allocation programs or allowable Investment Options, may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

We will send you written notice in the event any transaction made by you will involuntarily cause the rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 30 calendar days starting from the date of our written notice (“30 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the rider. If you take appropriate corrective action and continue the rider, the rider benefits and features available immediately before the terminating event will remain in effect.

Our right to add or remove allowable Investment Options, may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

This summary prospectus incorporates by reference the prospectus and Statement of Additional Information for the Contract, both dated May 1, 2025, as supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR Contract Identifier: C000222236